UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2023

AMERICA’S CAR-MART, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1805 North 2nd Street, Suite 401, Rogers, Arkansas 72756

(Address of principal executive offices, including zip code)

(479) 464-9944

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2023 annual meeting of stockholders of America’s Car-Mart, Inc. (the “Company”) was held on August 29, 2023. The record date for such meeting was July 6, 2023 on which date there were a total of 6,561,737 shares of common stock outstanding and entitled to vote. The following matters were voted upon by the Company’s stockholders at the annual meeting. The numbers of votes cast for, against or withheld as well as the number of abstentions and broker non-votes, for each of these matters are set forth below.

1. To elect directors for a term of one year:
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ann G. Bordelon	4,721,450	17,578	2,975	1,123,405
Julia K. Davis	4,721,366	17,662	2,975	1,123,405
Daniel J. Englander	4,654,815	83,442	3,746	1,123,405
William H. Henderson	4,718,627	19,123	4,253	1,123,405
Dawn C. Morris	4,709,139	29,896	2,968	1,123,405
Joshua G. Welch	4,714,525	23,732	3,746	1,123,405
Jeffrey A. Williams	4,719,280	18,977	3,746	1,123,405

2.  To approve an advisory resolution regarding the Company's compensation of its named executive officers.

Votes For	4,646,118
Votes Against	65,399
Votes Abstained	30,486
Broker Non-Votes	1,123,405

3.  To approve an advisory resolution to determine the frequency with which the stockholders will consider and approve an advisory vote on the Company's compensation of its named executive officers.

Every Year	4,576,669
Two Years	632
Three Years	136,609
Votes Abstained	28,093
Broker Non-Votes	1,123,405

4.  To ratify the selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending April 30, 2024.

Votes For	5,809,115
Votes Against	28,157
Votes Abstained	28,136
Broker Non-Votes	0

No additional business or other matters came before the meeting or any adjournment thereof.

After consideration of the stockholder vote regarding the frequency of stockholder advisory votes on executive officer compensation, our Board of Directors has determined that the Company shall hold future stockholder advisory votes on named executive officer compensation every year until the next vote on frequency, which will be no later than the Company’s annual meeting of stockholders in 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: September 1, 2023	/s/ Vickie D. Judy
Vickie D. Judy
Chief Financial Officer
(Principal Financial Officer)